EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANT


     We  hereby  consent  to  the  use  of  our report for the nine months ended
September 30, 2003, dated October 24, 2003 in the Form 10QSB for Worldwide Wireless Network, Inc.


     /s/
Chisholm & Associates
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